UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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Astea International Inc.
______________________________
(Exact Name of Registrant as Specified in its Charter)

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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 17, 2015

ASTEA INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26330	23-2119058
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

240 Gibraltar Road
Horsham, Pennsylvania  19044
(Address of principal executive offices, including zip code)

(215) 682-2500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 17, 2016, John Tobin, a member of the board of directors of Astea International Inc. (the "Company") and the President, General Counsel and Secretary of the Company, gave notice of his resignation as a member of the board of directors and from all officer positions of the Company held by him, due to health reasons.  Mr. Tobin will be taking an indefinite medical leave of absence and will retain his employment status with the Company until further notice.

As a result of his resignation, Mr. Tobin will not be standing for reelection to the board of directors at the Company's annual meeting of stockholders to be held on June 22, 2016.  In connection with Mr. Tobin's resignation, the board of directors reduced its size from five directors to four directors.

 As noted above, Mr. Tobin's decision to resign was for health reasons and not a result of any disagreement with the Company, its management, or the Board on any matter relating to the Company's operations, policies, or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Astea International Inc.

June 21, 2016	By:	/s/ Rick Etskovitz
Rick Etskovitz
Chief Financial Officer